SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 25, 2001
                                                           ------------

                                  MoneyZone.com
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                  0-25022                     72-1148906
     ---------------            -----------                 -------------
     (State or other            (Commission                 (IRS Employer
     jurisdiction of            File Number)              Identification No.)
       formation)



            6000 Fairview Road, Suite 1410, Charlotte, NC         28210
            ---------------------------------------------      ----------
               (Address of principal executive offices)        (Zip Code)



        Registrant's telephone number, including area code (704) 522-1410
                                                           --------------


                        --------------------------------
          (Former name or former address, if changes since last report)


                        --------------------------------

Item 5.  Other Events
         ------------

         MoneyZone.com (the "Company") announced that it has entered into an Termination Agreement with its wholly owned subsidiary, Sutton Merger Corp., a Delaware corporation ("MergerSub") and Sutton Online, Inc., a Delaware corporation ("Sutton Online"), dated May 25, 2001 (the "Termination Agreement").

         Pursuant to the Termination Agreement, the Agreement and Plan of Merger, dated April 9, 2001, among the Company, MergerSub and Sutton Online was terminated and the proposed merger of MergerSub into Sutton Online was abandoned. The parties entered into a Termination Agreement due to an inability to close the merger transaction in a timely fashion.

         The foregoing description of the transactions contemplated by the Termination Agreement is a summary only and is qualified in its entirety by reference to the complete copy of the Termination Agreement attached as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(c)      Exhibits.
         --------

         (1)  Press Release of the Company, dated May 25, 2001.
         (2)  Termination Agreement, dated May 25, 2001.


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

                                   SIGNATURES
                                   ----------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                                    MONEYZONE.COM



                                By: /s/ RANDALL GREENE
                                    --------------------------------------------
                                    Name:  Randall F. Greene
                                    Title: Chief Executive Officer and President



Dated:    May 31, 2001

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